ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (Tables)	12 Months Ended
Dec. 29, 2018
ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES
Reconciliation of Beginning and Ending Amount of Unrecognized Tax Benefits

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	2018	2017	2016
Gross unrecognized tax benefits beginning of year	$4,000	$3,381	$2,209
Increase in tax positions for prior years	(366)	4	243
Increase in tax positions due to acquisitions	—	—	362
Increase in tax positions for current year	1,326	1,107	905
Settlements with taxing authorities	—	(2)	(32)
Lapse in statute of limitations	(582)	(490)	(306)
Gross unrecognized tax benefits end of year	$4,378	$4,000	$3,381